SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2004

FIRSTWAVE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Georgia	0-21202	58-1588291

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

2859 Paces Ferry Road, #1000
Atlanta, Georgia	30339

(Address of principal executive officers	(Zip Code)

Registrant's telephone number, including area code: (770) 431-1200

                                                        N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release, dated April 27, 2004, issued by Firstwave Technologies, Inc., reporting financial results for the first quarter of 2004.

Item 12. Results of Operations and Financial Condition.

    On April 27, 2004, Firstwave Technologies, Inc. issued a press release announcing financial results for the first quarter of 2004. The full text of the press release is furnished as Exhibit 99.1 attached hereto and incorporated by reference into this report.

    The information included and incorporated by reference into this Report is being furnished pursuant to “Item 12: Results of Operations and Financial Condition” of Form 8-K. This information shall not be deemed “filed” or incorporated by reference into any filing made pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTWAVE TECHNOLOGIES, INC. By: /s/ Judith A. Vitale Judith A. Vitale Chief Financial Officer

Date: April 27, 2004

Exhibit Index

Exhibit No.     Description

99.1	Press Release, dated April 27, 2004, issued by Firstwave Technologies, Inc., reporting financial results for the first quarter of 2004.